UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Cyclacel Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
April 11, 2016
Dear Stockholder,
You are cordially invited to attend the 2016 Annual Meeting of the Stockholders of Cyclacel Pharmaceuticals, Inc. (the “Company”) to be held at 10:00 a.m., E.D.T., on May 26, 2016, at our corporate headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. The attached Notice of Annual Meeting and proxy statement describe the business we will conduct at the annual meeting and provide information about us that the holders of our common stock (the “Common Stock”) and the holders of our 6% Convertible Exchangeable Preferred Stock (the “Preferred Stock”) should consider when voting.
At the annual meeting, we will ask our holders of Common Stock to:
1.
re-elect each of Sir John Banham and Samuel L. Barker, nominees for Class 1 directors, to our Board of Directors;

2.
ratify the selection of RSM US LLP (formerly known as McGladrey LLP) as our independent registered public accounting firm for our fiscal year ending December 31, 2016;

3.
approve a proposed amendment to the Company’s amended and restated certificate of incorporation, by way of a certificate of amendment, to effectuate a reverse stock split of our Common Stock at a ratio of up to and including one-for-twenty, such ratio to be determined by our Board of Directors. The purpose of this proposal is to enable the Company to regain compliance with the minimum per share bid price requirement so that we may continue our listing on The NASDAQ Capital Market.

The Board of Directors recommends the approval of each of these proposals.
Also at the annual meeting, the holders of our Preferred Stock may re-elect Gregory T. Hradsky, nominee for Class 1 director, to fill the directorship on our Board of Directors that has been created pursuant to the terms of the Certificate of the Powers, Designations, Preferences and Rights governing the Preferred Stock. The Board of Directors makes no recommendation with respect to this proposal.
Such other business will be transacted as may properly come before the annual meeting and at any adjournments or postponements thereof.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 11, 2016, we will commence mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2016 Annual Meeting of Stockholders and our 2015 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. Therefore, when you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the annual meeting, whether or not you can attend.
If you wish to attend the annual meeting in person, you will need to register with us in advance. You can register by contacting our investor relations office by no later than May 20, 2016, by e-mail to ir@cyclacel.com, fax at (866) 271-3466, mail at Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922 or telephone at (908) 517-7330.
Thank you for your ongoing support of Cyclacel Pharmaceuticals, Inc. We look forward to seeing you at the annual meeting.
Sincerely,
/s/ Spiro Rombotis
Spiro Rombotis President and Chief Executive Officer

Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
April 11, 2016
NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS
TIME:
10:00 a.m., E.D.T.

DATE:
May 26, 2016

PLACE:
200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922

PURPOSES:
For the holders of our common stock (“Common Stock”) to:
1.
re-elect each of Sir John Banham and Samuel L. Barker as nominees for Class 1 directors to serve a three-year term expiring at the annual meeting in 2019;

2.
ratify the appointment of RSM US LLP (formerly known as McGladrey LLP) as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and

3.
approve a proposed amendment to the Company’s amended and restated certificate of incorporation, by way of a certificate of amendment, to effectuate a reverse stock split of our Common Stock at a ratio of up to and including one-for-twenty, such ratio to be determined by our Board of Directors. The purpose of this proposal is to enable the Company to regain compliance with the minimum per share bid price requirement so that we may continue our listing on The NASDAQ Capital Market.

Also at the annual meeting, the holders of our 6% Convertible Exchangeable Preferred Stock (“Preferred Stock”) may re-elect Gregory T. Hradsky, nominee for Class 1 director, to fill the directorship on our Board of Directors that has been created pursuant to the terms of the Certificate of the Powers, Designations, Preferences and Rights governing the Preferred Stock.
In addition, the Company will transact any other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof.
WHO MAY VOTE?
You may vote if you were the record holder of our Common Stock or Preferred Stock at the close of business on March 30, 2016. A list of stockholders of record will be available at the annual meeting and during the ten days prior to the annual meeting at the office of our Secretary at the above address.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.
If you plan to attend the annual meeting, you must register in advance by contacting our investor relations office by e-mail to ir@cyclacel.com, fax at (866) 271-3466, mail to Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922 or telephone at (908) 517-7330. Only record and beneficial owners will be permitted to register. Requests for registration will be processed in the order in which they are received and must be requested by no later than May 20, 2016. Please note that seating is limited and registration of stockholders will be accepted on a first-come, first-served basis. On the day of the annual meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport. Seating will begin at 9:45 a.m. and the meeting will begin at 10:00 a.m.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Paul McBarron

Paul McBarron, Secretary

-i-

Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
PROXY STATEMENT FOR THE CYCLACEL PHARMACEUTICALS, INC.
2016 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 26, 2016
This proxy statement, along with the accompanying notice of 2016 annual meeting of stockholders, contains information about the 2016 annual meeting of stockholders of Cyclacel Pharmaceuticals, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m., E.D.T., on May 26, 2016 at our corporate headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922.
In this proxy statement, we refer to Cyclacel Pharmaceuticals, Inc. as “Cyclacel,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.
On or about April 11, 2016, we will commence sending the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the annual meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 26, 2016
This proxy statement and our 2015 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 12-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2015 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors & Media” section of our website at www.cyclacel.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, attention: Secretary, Annual Meeting. Exhibits will be provided upon written request and payment of an appropriate processing fee.
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING
Why is the Company Soliciting my Proxy?
The Board of Directors of Cyclacel is soliciting your proxy to vote at the 2016 annual meeting of stockholders, and any adjournments or postponements of the meeting, which we refer to as the annual meeting, to be held at 10:00 a.m., E.D.T., on May 26, 2016 at our corporate headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. The proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card or cards and a copy of our Annual Report on Form 10-K for the fiscal year ended 2015 because you owned shares of Cyclacel common stock (“Common Stock”) or 6% Convertible Exchangeable Preferred Stock (the “Preferred Stock”) on the record date. The Company intends to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, the proxy materials, to stockholders on or about April 11, 2016.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”), we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Who Can Vote at the Annual Meeting?
Only stockholders who owned our Common Stock or Preferred Stock at the close of business on March 30, 2016 are entitled to vote at the annual meeting. On this record date, there were 35,582,492 shares of our Common Stock issued and outstanding and entitled to vote on the proposals submitted to the holders of our Common Stock, and there were 335,273 shares of our Preferred Stock issued and outstanding and entitled to vote on the proposal submitted to the holders of our Preferred Stock.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
For the ten-day period immediately prior to the annual meeting, the list of the stockholders of record entitled to vote at the annual meeting will be available for inspection at our offices at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, by stockholders for such purposes as are set forth in the General Corporation Law of the State of Delaware. Such list will also be available for inspection at the annual meeting.
What Proposals Can I Vote on as a Holder of Preferred Stock?
The holders of Preferred Stock are currently entitled to vote and elect Gregory T. Hradsky, the nominee for Class 1 director, to fill one of the two directorships created on the Company’s Board of Directors by virtue of the terms of the Company’s Certificate of the Powers, Designations, Preferences and Rights governing the Preferred Stock (the “Certificate”). We refer to this proposal as the “Preferred Director Election Proposal.”
Pursuant to the terms of the Certificate, holders of the Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors, out of the funds of the Company legally available therefor, cash dividends payable in equal quarterly installments on each of February 1, May 1, August 1 and November 1. The Certificate further provides that, if the Company is in arrears in an aggregate amount equal to at least six quarterly dividends (whether or not consecutive), the number of members of the Company’s Board of Directors will be increased by two, effective as of the time of election of such directors, and the holders of Preferred Stock, voting separately as a class, will have the right to vote and elect such two additional directors. This right accrued to the holders of our Preferred Stock as of August 2, 2010. The Company is still in arrears in an aggregate amount in excess of six quarterly dividends on the Preferred Stock.
In light of the arrearage on the dividends, the holders of Preferred Stock have a continuing right to elect two directors on the Company’s Board of Directors. Mr. Hradsky’s term, as a Class 1 director, is expiring at the Company’s 2016 annual meeting. We have not received any other nominations for a Class 1 director by the holders of the Preferred Stock. If elected, Mr. Hradsky would continue to serve as a Class 1 director until the earlier of  (a) the 2019 annual meeting of stockholders, and his successor is duly elected and qualified, and (b) such time as all accrued and unpaid dividends on the Preferred Stock have been declared and paid or set apart for payment.

How Many Votes Do I Have?
Each share of Cyclacel Common Stock that you own entitles you to one vote with respect to each of the proposals presented in the proxy statement. Each share of Cyclacel Preferred Stock that you own entitles you to one vote with respect to the Preferred Director Election Proposal.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card applicable to your class of stock, or your “proxies,” will vote your shares in the manner you indicate. For example, you may specify whether your shares: should be voted for or withheld for the nominee for director; and should be voted for, against or abstained with respect to the ratification of the appointment of the Company’s independent registered public accounts. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may submit a proxy to vote:
•
By Internet or by telephone. Follow the instructions attached to the proxy card applicable to your class of stock to submit a proxy to vote by Internet or telephone.

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By mail. If you received one or more proxy cards by mail, you can vote by mail by completing, signing, dating and returning the enclosed proxy card applicable to your class of stock in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•
In person at the meeting. If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the annual meeting. You are required to register in advance of the annual meeting if you plan to attend the annual meeting in person. If you wish to register in advance of the annual meeting, please contact our investor relations office by no later than May 20, 2016, by e-mail to ir@cyclacel.com, fax at (866) 271-3466, mail to Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922 or telephone at (908) 517-7330.

Telephone and Internet voting facilities for all stockholders of record will be available 24-hours a day and will close at 11:59 p.m., E.D.T., on May 25, 2016.
If your shares are held in “street name” (held in the name of a bank, broker or other nominee who is the holder of record), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:
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By Internet or by telephone. Follow the instructions you receive from the record holder to vote by Internet or telephone.

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By mail. You should receive instructions from the record holder explaining how to vote your shares.

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In person at the meeting. Contact the broker, bank or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the annual meeting. You will not be able to vote at the annual meeting unless you have a proxy card from your broker, bank or other nominee.

How Does the Board of Directors Recommend That I Vote on the Proposals?
The Board of Directors recommends that you vote as follows:
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As a holder of Common Stock, “FOR” the re-election of each of Sir John Banham and Samuel L. Barker, nominee for Class 1 directors;

•
As a holder of Common Stock, “FOR” ratification of the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2016;

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As a holder of Common Stock, “FOR” the approval of a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), by way of a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”), to effectuate a reverse stock split of our Common Stock at a ratio of up to and including one-for-twenty, such ratio to be determined by our Board of Directors; and

•
As a holder of Preferred Stock, “NO RECOMMENDATION” on whether to vote in favor of or withhold your vote on the re-election of Gregory T. Hradsky as Class 1 director.

If any other matter is properly presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. We know of no matters that need to be acted on at the annual meeting, other than those described in this proxy statement.
May I Change or Revoke My Proxy?
If you submit a proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
•
By submitting a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above or by providing written notice of revocation to us before the annual meeting at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, Attention: Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary;

•
By submitting a later proxy by Internet or by telephone as instructed above; or

•
By attending the annual meeting in person and voting in person. Attending the annual meeting in person will not, in and of itself, change or revoke a previously submitted proxy unless you specifically request it or vote by ballot at the annual meeting.

Your most current proxy card or proxy submission by telephone or Internet is the one that will be counted.
What if I Receive More Than One Proxy Card?
Separate proxy cards are being sent to holders of Common Stock and Preferred Stock. If you hold only shares of Common Stock, you will receive only the proxy card for holders of Common Stock. If you hold only shares of Preferred Stock, you will receive only the proxy card for holders of Preferred Stock. If you hold both shares of Common Stock and Preferred Stock, you will receive both proxy cards, and you should complete both proxy cards if you wish to vote your respective interests in both the Common Stock and Preferred Stock.
In addition, you may receive more than one proxy card or voting instruction form if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on Proposals 2 and 3 without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker, bank or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker, bank or other nominee chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares to be voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as it deemed appropriate. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors, no votes will be cast on these proposals on your behalf.
What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal 1: Holders of Common Stock to Elect Sir John Banham and Samuel L. Barker as Class 1 Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 2: Ratify Selection of Our Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast for this proposal at the annual meeting is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our holders of Common Stock to select our independent registered public accounting firm. However, if our holders of Common Stock do not ratify the selection of RSM US LLP (formerly known as McGladrey LLP) as our independent registered public accounting firm for the year ending December 31, 2016, the Audit Committee of our Board of Directors will reconsider its selection.
Proposal 3: Approve Proposed Amendment to Certificate of Incorporation	The affirmative vote of a majority of the Company’s outstanding common stock is required to approve the proposals described herein. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will be treated as votes against this proposal.
Preferred Director Election Proposal	The nominee for director who receives the most votes (also known as a “plurality” of the votes cast) will be elected. This year, there is only one nominee for Class 1 director to be elected by the holders of Preferred Stock. You may either vote FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Is Voting Confidential?
We will keep all of the proxies, ballots and voting tabulations private. We only let our Inspector of Election, a representative of Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. Broadridge, however, will forward to management any written comments you make, on the proxy card or elsewhere.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final, results, if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing this proxy statement and accompanying materials, will be borne by us.
The Company has engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $12,000 in total. In addition, proxies may be solicited personally, by telephone or otherwise, by our officers, directors and employees, none of whom will receive any compensation for these services. We will ask banks, brokers and other nominees to forward these proxy materials to their principals and obtain authority to execute proxies. We will then reimburse such parties for their reasonable expenses incurred in connection with these activities.
What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our Common Stock entitled to vote at the meeting is necessary to constitute a quorum at the annual meeting.
With respect to the Preferred Director Election Proposal, the presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our Preferred Stock entitled to vote at the meeting is necessary to constitute a quorum at the annual meeting.
Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstention, and broker non-votes are counted for purposes of determining whether a quorum exists as to each class of capital stock. Broker non-votes will be counted for purposes of determining whether a quorum exists with respect to all of the Common Stock Proposals, but will not be counted with respect to the Preferred Director Election Proposal.
What Dissenters’ Rights Do I Have?
Under Delaware law, none of our stockholders are entitled to rights of appraisal on any proposal referred to herein.
Attending the Annual Meeting
The annual meeting will be held at 10:00 a.m., E.D.T., on May 26, 2016, at our corporate headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. When you arrive at our corporate headquarters, signs will direct you to the appropriate meeting room. You need not attend the annual meeting in order to vote.

If you plan to attend the meeting, you must register in advance by no later than May 20, 2016. Registration will be granted only to record and beneficial owners. You may register by contacting our investor relations office by e-mail to ir@cyclacel.com, fax at (866) 271-3466, mail at Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922 or telephone at (908) 517-7330. When contacting us, please provide the class of shares you hold and the name under which you hold shares of record or the evidence of your beneficial ownership of shares described below.
Please note that if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will need to send a written request for registration either by regular mail, fax or e-mail, along with proof of share ownership, such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the broker, bank or nominee holding your shares, confirming ownership. Requests for registration will be processed in the order in which they are received and must be requested no later than May 20, 2016. Please note that seating is limited and requests for registration will be accepted on a first-come, first-served basis. On the day of the annual meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport. Seating will begin at 9:45 A.M. and the meeting will begin at 10:00 a.m.
Householding of Annual Disclosure Documents
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps us to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Financial Solutions, Inc., by calling their toll free number, 1-888-237-1900.
If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another holder of our Common Stock or Preferred Stock and together both of you would like to receive only a single Notice or, if applicable, set of our annual disclosure documents, follow these instructions:
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If your shares are registered in your own name, please contact Broadridge Financial Solutions, Inc., and inform them of your request by calling them at 1-888-237-1900 or writing them at 51 Mercedes Way, Edgewood, New York 11717.

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If a broker, bank or other nominee holds your shares, please contact the broker, bank or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.
You can choose this option and save the cost of producing and mailing these documents by:
•
following the instructions provided on your Notice or proxy card;

•
following the instructions provided when you submit a proxy to vote over the Internet; or

•
going to www.proxyvote.com and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our Common Stock and Preferred Stock as of March 30, 2016 for (a) the executive officers named in the Summary Compensation Table on page 16 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group, and (d) each stockholder known by us to own beneficially more than 5% of our Common Stock or Preferred Stock, relying solely upon the amounts and percentages disclosed in their public filings.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of Common Stock that may be acquired by an individual or group within 60 days of March 30, 2016 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of stock shown to be beneficially owned by them based on information provided to us by these stockholders.
Percentage of ownership of Common Stock is based on 35,582,492 shares of Common Stock outstanding as of March 30, 2016. Percentage of ownership of Preferred Stock is based on 335,273 shares of Preferred Stock outstanding as of March 30, 2016.
The address for each of the directors, director nominees and named executive officers is c/o Cyclacel Pharmaceuticals, Inc., 200 Connell Drive Suite 1500, Berkeley Heights, New Jersey 07922. Addresses of other beneficial owners are noted in the table.
	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Owned	Number of Shares of Preferred Stock Beneficially Owned	Percentage of Preferred Stock Owned
Directors, Director Nominee and Named Executive Officers
Dr. Nicholas Bacopoulos(2)	44,890	*	0	0%
Sir John Banham(3)	58,011	*	0	0%
Dr. Samuel L. Barker(4)	27,100	*	0	0%
Dr. Judy Chiao(5)	229,427	*	0	0%
Dr. Christopher Henney(6)	87,557	*	0	0%
Paul McBarron(7)	274,591	*	0	0%
Spiro Rombotis(8)	530,596	1.5%	0	0%
Dr. David U’Prichard(9)	82,973	*	0	0%
Lloyd Sems(10)	63,582	*	0	0%
Gregory T. Hradsky(11)	30,249	*	0	0%
Executive officers and directors as a group (10 persons)(12)	1,428,976	4.0%
5% or more stockholders
Eastern Capital Limited(13)	5,607,143	15.8%	0	0%
Portfolio Services Ltd.(13)	5,607,143	15.8%	0	0%
Kenneth B. Dart(13)	5,607,143	15.8%	0	0%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of Common Stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 30, 2016. Except as indicated by footnote, to our knowledge, all persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.

(2)
Includes options to purchase 44,533 shares of Common Stock that are exercisable within 60 days of March 30, 2016.

(3)
Includes options to purchase 52,748 shares of Common Stock that are exercisable within 60 days of March 30, 2016.

(4)
Includes options to purchase 24,000 shares of Common Stock that are exercisable within 60 days of March 30, 2016.

(5)
Includes options to purchase 154,531 shares of Common Stock that are exercisable within 60 days of March 30, 2016.

(6)
Includes options to purchase 82,357 shares of Common Stock that are exercisable within 60 days of March 30, 2016.

(7)
Includes options to purchase 184,495 shares of Common Stock that are exercisable within 60 days of March 30, 2016.

(8)
Does not include 1,600 shares of Preferred Stock. Includes options to purchase 276,962 shares of Common Stock that are exercisable within 60 days of March 30, 2016. Of the shares of Common Stock reported, 142 shares are held indirectly by Mr. Rombotis through his IRA account. Does not include 171,162 shares of Common Stock beneficially owned by Kalliopi Rombotis, Mr. Rombotis’ mother. Mr. Rombotis disclaims beneficial ownership of the foregoing shares.

(9)
Includes options to purchase 79,358 shares of Common Stock that are exercisable within 60 days of March 30, 2016.

(10)
Includes options to purchase 30,249 shares of Common Stock that are exercisable within 60 days of March 30, 2016 and 33,333 shares of Common Stock owned by Sems Strategic Value LP. Mr. Sems is the Managing Member and General Partner of Sems Strategic Value LP and, thus, has beneficial ownership over such shares.

(11)
Includes options to purchase 30,249 shares of Common Stock that are exercisable within 60 days of March 30, 2016.

(12)
See footnotes 2 through and including 10.

(13)
Based solely on a Schedule 13G/A filed by Eastern Capital Limited (“Eastern”) with the SEC on March 11, 2015. Kenneth B. Dart is the beneficial owner of all of the outstanding shares of Portfolio Services Ltd., which, in turn, owns all of the outstanding shares of Eastern. The principal business address of each beneficial owner is 10 Market Street, #773, Camana Bay, Grand Cayman, KY1-9006, Cayman Islands.

MANAGEMENT AND CORPORATE GOVERNANCE
The Board of Directors
Our charter provides that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of three classes, as set forth below.
On March 23, 2016, our Board of Directors accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Sir John Banham, Samuel L. Barker, and Gregory T. Hradsky for election at the annual meeting for a term of three years to serve until the 2019 annual meeting of stockholders, or until their respective successors have been elected and qualified.
Set forth below, as of December 31, 2015, are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:
Name	Age	Position
Spiro Rombotis	57	President and Chief Executive Officer; Class 2 Director
Paul McBarron	55	Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary; Class 3 Director Nominee
Dr. Nicholas Bacopoulos	67	Class 3 Director Nominee
Sir John Banham	75	Class 1 Director
Dr. Christopher Henney	75	Vice Chairman; Class 3 Director Nominee
Dr. David U’Prichard	67	Chairman of the Board of Directors; Class 2 Director
Gregory T. Hradsky	55	Class 1 Director on behalf of our holders of Preferred Stock
Lloyd Sems	44	Class 2 Director on behalf of our holders of Preferred Stock
Dr. Samuel L. Barker	73	Class 1 Director
Common Stock Nominees for Class 1 Directors (Terms to Expire in 2019)
Sir John Banham.   Sir John Banham has served as a director of the Company since March 2006. Sir John Banham currently serves as Chairman of Innoveas International Limited, following a merger of Innoveas ag and Sultan Scientific Limited, where he was Chairman. From January 2000 to May 2014 he served as the senior non-executive director of Invesco Limited. He previously served as Director General of the Confederation of British Industry (CBI) and has previously held Chairman positions at Johnson Matthey plc, Whitbread plc, Geest plc, ECI Partners LLP, Tarmac plc and Kingfisher plc, and is a former director of Spacelabs Healthcare Inc. His public sector appointments comprise first Controller of the Audit Commission and first Chairman of the Local Government Commission for England. He was formerly Honorary Treasurer of the United Kingdom’s Cancer Research Campaign prior to its merger with Imperial Cancer Research. He is a graduate of Cambridge University in Natural Sciences and has honorary degrees from a number of British universities. We believe Sir John Banham’s qualifications to serve on the Board of Directors include his diversified business experience, including in non-executive director and chairman roles as a board member of several public companies, giving him a breadth of knowledge and valuable understanding of our business.
Samuel L. Barker.   Dr. Barker has served as a director of the Company since September 2014. In 2001, Dr. Barker co-founded Clearview Projects, Inc., a provider of partnering and transaction services to biopharmaceutical companies, where he worked until September 2010, having served as its president and chief executive officer from 2003 to 2004. Dr. Barker served in a series of leadership positions at Bristol-Myers Squibb Company until his retirement in 1999. His positions at Bristol-Myers Squibb included service as executive vice president, Worldwide Franchise Management and Strategy during 1998; president, United States Pharmaceuticals from 1992 to 1998; and president, Bristol-Myers Squibb Intercontinental Commercial Operations from 1989 to 1991. Prior to 1989, Dr. Barker held executive positions in research and development, manufacturing, business development and operations planning at Squibb Pharmaceuticals. Dr. Barker has served as a director Lexicon Pharmaceuticals, Inc. since 2001 and served as chairman from 2005 to 2012. Dr. Barker also served as a director of Cadence Pharmaceuticals, Inc. from 2006 to 2014 and of AtheroGenics, Inc. from 2005 to 2009. Dr. Barker received his B.S. from Henderson State College, his M.S. from the University of Arkansas and his Ph.D. from Purdue University. We believe that Dr. Barker’s qualifications to serve on the Board of Directors include his extensive experience in senior leadership positions in the global pharmaceutical industry, where he developed specific expertise in the identification, development, commercialization and partnering of pharmaceutical products.
Preferred Stock Nominee for Class 1 Director (Term to Expire in 2019)
Gregory T. Hradsky.   Mr. Hradsky has served as a director of the Company and on behalf of holders of the Preferred Stock since May 2011. Mr. Hradsky has been an independent financial consultant since February 2006. He has served on the board of directors of Costar Technologies, Inc. since June 2008 where he is Chairman of the Audit Committee. From 2003 to 2006, Mr. Hradsky was a Vice President of Avenue Capital Group, a global investment firm, where he managed a portfolio of distressed securities and other investments. From 1999 until 2003, Mr. Hradsky was the founder and Managing Partner of Bellport Capital, an investment firm specializing in distressed securities. Mr. Hradsky was a Managing Director and Head of the Distressed Securities Group at UBS Securities from 1993 until 1998 and joined UBS in 1991. Prior to UBS, Mr. Hradsky held investment positions at CS First Boston and T. Rowe Price. Mr. Hradsky has a B.A. from Loyola College in Maryland and an M.B.A. from the Wharton School of the University of Pennsylvania. We believe that Mr. Hradsky’s qualifications to serve on the Board of Directors include his many years of experience in finance.
Continuing Common Stock Class 2 Directors (Terms to Expire in 2017)
Spiro Rombotis.   Mr. Rombotis has served as a director of the Company since March 2006. Mr. Rombotis joined Cyclacel in August 1997 as our first Chief Executive Officer and has over 30 years of experience with pharmaceutical and biotechnology companies. He was previously Vice President of International Operations and Business Development; Managing Director, Europe; and Director, Japanese joint venture, at The Liposome Company, Inc. He also served as Vice President of Pharmaceuticals for Central and Eastern Europe and as Director of International Marketing at Bristol-Myers Squibb Company. He was Head of European Marketing and Sales, Head of Corporate Development and one of the first employees of Centocor, Inc. and worked in Business Development at Novartis AG. He holds a B.A. from Williams College and an M.B.A. and Master’s degree in Hospital Management with honors, from the Kellogg Graduate School of Management, where he serves on the Kellogg Biotech Advisory Board. He also serves on the Board of Trustees of BioNJ, the biotechnology industry trade group in New Jersey. We believe Mr. Rombotis’ qualifications to serve on the Board of Directors include his role as President and Chief Executive Officer of our Company, his extensive knowledge and experience in the biotechnology and life sciences industry and his leadership, strategic guidance and operational vision.
David U’Prichard, Ph.D.   Dr. U’Prichard has served as a director of the Company since March 2004. He is currently President of Druid Consulting LLC, a pharmaceutical and biotechnology-consulting firm, providing customized services to life sciences clients in the United States and Europe, and a founding partner of Druid BioVentures LLP. Dr. U’Prichard is also a board member and chair of the Advisory Board of BioMotiv, LLC, which is the for profit operating company arm of The Harrington Discovery and Development Project (Cleveland, OH), a national initiative to accelerate new drug development inspired by physician-scientists. He is a board member of Perceptive Bioscience Investments, Ltd. Previously, he served as a Venture Partner with Red Abbey Venture Partners, private equity providers, from 2005 to 2010 and as Chief Executive Officer of 3-Dimensional Pharmaceuticals, Inc. from 1999 to 2003. In addition and prior to that time, he has held a variety of positions within the pharmaceutical and biotechnology industries, including President and Chairman of Research and Development for SmithKline Beecham Pharmaceuticals; Executive Vice President and International Research Director, and a Member of the Board of Management of Zeneca Pharmaceuticals; General Manager, Research Department, ICI

Pharmaceuticals, and Vice President Biomedical Research, ICI Pharmaceuticals; and Senior Vice President and Scientific Director for Nova Pharmaceutical Corporation. He is currently a director of Perceptive Bioscience Investments, Ltd., BioMotiv, LLC, Orca Pharmaceuticals Ltd, Dual Therapeutics, Iroko Pharmaceuticals, Vala Biosciences, and Splash Pharmaceuticals. He previously served as a director of Alpharma, Inc., Guilford Pharmaceuticals Inc., Lynx Therapeutics, Inc., Naurex Inc., Silence Therapeutics plc, Ocimum Biosolutions and non-executive Chairman of Oxagen Ltd. Dr. U’Prichard was Chairman of the Pennsylvania Biotechnology Association in 2004 to 2005, and from 1992 to 1997, he was a member of the board of directors of the Biotechnology Industry Organization (BIO). He received a B.Sc. in Pharmacology from University of Glasgow in 1970 and a Ph.D. in Pharmacology from University of Kansas in 1975. We believe Dr. U’Prichard’s qualifications to serve on the Board of Directors include his broad life sciences industry knowledge, his extensive executive leadership experience, and as a board member of several public companies, giving him a breadth of knowledge and valuable understanding of our business.
Continuing Preferred Stock Class 2 Director (Term to Expire in 2017)
Lloyd Sems.   Mr. Sems has served as a director of the Company and on behalf of the holders of the Preferred Stock since May 2011. Mr. Sems currently serves as President of Sems Capital, LLC and Capital Edge, LLC, both of which he founded in October 2003. Previously, Mr. Sems served as Director of Research and Portfolio Manager for Watchpoint Asset Management. Mr. Sems served on the boards of EMAK Worldwide, Inc. (EMAK) from February 2010 to April 2010 and Sport-Haley Holdings (SPOR) from April 2009 to December 2012. He currently serves as a director of Determine, Inc. (DTRM), which he joined in June 2008. Mr. Sems holds a Bachelor of Science degree in Business Administration and Finance from Albright College. We believe that Mr. Sems’ qualifications to serve on the Board of Directors include his experience as a board member of public companies and many years of experience in finance.
Continuing Class 3 Directors (Terms to Expire in 2018)
Paul McBarron.   Mr. McBarron has served as a director of the Company since March 2006. Mr. McBarron joined Cyclacel in January 2002 and has over 24 years of experience with pharmaceutical and biotechnology companies. He has served as a financial executive at Sterling Drug, Sanofi-Winthrop and SmithKline Beecham and, from 1996 to 2001, as a senior member of the finance team at Shire Pharmaceuticals plc, where he held the positions of Director of Corporate Finance and Group Financial Controller. He joined Shire when it was an emerging public company. He qualified as a chartered accountant with Ernst & Young and serves on the Scottish Lifesciences Association Board. We believe Mr. McBarron’s qualifications to serve on the Board of Directors include his role as Executive Vice President, Finance and Chief Operating Officer of our Company, his experience in the biotechnology and pharmaceutical industry and his expertise in financial areas and operations.
Nicholas Bacopoulos, Ph.D.   Dr. Bacopoulos has served as a director of the Company since September 2008. From September 2010 to December 2013, he served as the Chief Executive Officer of Mersana Therapeutics, a private biotechnology company. His previous leadership roles include Chief Executive Officer and President of Aton Pharma, Inc., where he led the development of Zolinza®, approved for the treatment of cutaneous T-cell lymphoma. Aton was subsequently acquired by Merck & Co., Inc. He was previously President and Head of Research and Development at OSI Pharmaceuticals, Inc., where he was involved with the global development of Tarceva®, approved for the treatment of non-small cell lung cancer and pancreatic cancer. Dr. Bacopoulos also worked for 17 years at Pfizer, where he held senior positions within Pfizer Central Research and Corporate Strategic Planning. He led the company’s Cancer and Neuroscience Research groups, which developed several marketed drugs, including Geodon® and Zoloft®. Dr. Bacopoulos also serves on the board of directors of Priaxon, AG. He received his B.A. degree from Cornell College and his Ph.D. from the University of Iowa. He obtained postdoctoral training at Yale University School of Medicine. We believe Dr. Bacopoulos’s qualifications to serve on the Board of Directors include his experience with commercialization and product development as well as his extensive experience overseeing the operations and research and development of biotechnology and life science companies.

Christopher S. Henney, Ph.D. D.Sc.   Dr. Henney has served as a director of the Company since March 2006. Dr. Henney had served as a director of Xcyte Therapies Inc., acquired by the Company in 2006, since March 2005, and continued on as Vice Chairman of the Company. Previously, Dr. Henney co-founded three major publicly held U.S. biotechnology companies, Immunex, ICOS and Dendreon, and held a seat on the board of directors and executive positions at each company. From 1995 to January 2003, Dr. Henney was Chairman and Chief Executive Officer of Dendreon Corporation. Dr. Henney currently serves as the Chairman, Interim President and CEO of Oncothyreon, Inc. and as the Chairman of Anthera Pharmaceuticals, Inc., both biotechnology companies. He is also a director of Prothena Corporation plc. He previously served as a director of Mymetics Inc. during 2011. Dr. Henney received a Ph.D. in experimental pathology from the University of Birmingham and a D.Sc. from the same university for contributions to the field of immunology. In 2012, Dr. Henney was inducted into the International Biotechnology CEOs Hall of Fame. We believe Dr. Henney’s qualifications to serve on the Board of Directors include his extensive knowledge and business experience in the biotechnology industry, including a diversified background as an executive in public companies and as a board member of several public companies, giving him a breadth of knowledge and valuable understanding of our business.
Director Independence
Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board of Directors has determined that each of the following directors is an “independent director” as such term is defined by rules of The NASDAQ Stock Market, Inc., or NASDAQ:
•
Nicholas Bacopoulos, Ph.D.

•
Sir John Banham

•
Christopher Henney, Ph.D., D.Sc.

•
David U’Prichard, Ph.D.

•
Gregory T. Hradsky

•
Lloyd Sems

•
Samuel L. Barker, Ph.D.

The Board of Directors has established three standing committees, (1) the Compensation and Organization Development Committee, (2) the Audit Committee, and (3) the Nominating and Corporate Governance Committee. The Board of Directors has also determined that each member of these committees meets the independence requirements applicable to each such committee as prescribed by NASDAQ and the SEC.
Committees of the Board of Directors and Meetings
Meeting Attendance.   During the fiscal year ended 2015, there were six meetings of our Board of Directors, and the various committees of the Board met a total of ten times. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of committees of the Board on which he served during fiscal 2015.
Audit Committee.   Our Audit Committee met four times during fiscal 2015. The Audit Committee during such period had four members: Sir John Banham (Chairman), Dr. Christopher Henney, Gregory T. Hradsky and Samuel L. Barker. All members of the Audit Committee satisfy the current independence standards promulgated by the NASDAQ and SEC, as such standards apply specifically to members of audit committees. The Board of Directors has determined that Sir John Banham is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.
Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at www.cyclacel.com.
Compensation and Organization Development Committee.   Our Compensation and Organization Development Committee met five times during fiscal 2015. The Compensation and Organization Development Committee is composed entirely of directors who are not our current or former employees, all of whom qualify as independent under the definition promulgated by the NASDAQ and SEC. The Compensation and Organization Development Committee currently has four members: Dr. Nicholas Bacopoulos (Chairman), Dr. Christopher Henney, Dr. David U’Prichard and Dr. Samuel L. Barker. Our Compensation and Organization Development Committee’s role and responsibilities are set forth in its written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation and Organization Development Committee also administered our 2015 Equity Incentive Plan and our Amended and Restated 2006 Equity Incentive Plan, as amended. Our Compensation and Organization Development Committee is responsible for the determination of the compensation of our chief executive officer, and shall conduct its decision making process with respect to that issue without the chief executive officer present.
A copy of the Compensation and Organization Development Committee’s written charter is publicly available on our website at www.cyclacel.com.
Nominating and Corporate Governance Committee.   Our Nominating and Corporate Governance Committee met one time during fiscal 2015. The Nominating and Corporate Governance Committee consists of Dr. Christopher Henney (Chairman), Sir John Banham, Lloyd Sems and David U’Prichard, all of whom qualify as independent under the definition promulgated by the NASDAQ and SEC. The functions of the Nominating and Corporate Governance Committee are set forth in the Nominating and Corporate Governance Committee’s charter and include evaluating and making recommendations to the full Board of Directors as to the size and composition of the Board of Directors and its committees, evaluating and making recommendations as to potential candidates, and evaluating the performance of the Board of Directors. The Nominating and Corporate Governance Committee does not consider issues of diversity among its members identifying and considering nominees for director.
If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in our By-Laws and in “Stockholder Proposals and Nominations For Director” at the end of this proxy statement.
In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources, such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.
A copy of the Nominating and Corporate Governance Committee’s written charter is publicly available on our website at www.cyclacel.com.
Board Leadership Structure
Dr. U’Prichard serves as the Chairman of our Board of Directors and Mr. Rombotis serves as our President and Chief Executive Officer. Dr. U’Prichard is an independent director under the definition promulgated by the NASDAQ and SEC, and we believe that it is preferable for one of our independent directors to serve as Chairman of the Board of Directors. We also believe that this structure is the most effective structure for us and our stockholders at this time because a separate chairman (i) can provide the Chief Executive Officer with guidance and feedback on his performance, (ii) provides a more effective channel for the Board of Directors to express its views on management, and (iii) allows the Chairman to focus on stockholder interests and corporate governance while providing Mr. Rombotis with the ability to focus his attention on managing our day-to-day operations. As Dr. U’Prichard has significant senior level pharmaceutical industry experience, he is particularly well-suited to serve as Chairman.
We recognize that different board leadership structures may be appropriate for companies in different situations. We will continue to re-examine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the Company’s needs.
Role in Risk Oversight
Management is responsible for managing the risks that we face. The Board of Directors is responsible for overseeing management’s approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives and risks associated with our clinical trials, to improve long-term organizational performance and enhance stockholder value. The involvement of the full Board of Directors in reviewing our strategic objectives and plans, including with respect to our clinical trials, is a key part of the Board of Directors’ assessment of management’s approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, our Board of Directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us.
While the Board of Directors has ultimate oversight responsibility for overseeing management’s risk management process, various committees of the Board of Directors assist it in fulfilling that responsibility.
The Audit Committee assists the Board of Directors in its oversight of risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, the Nominating and Corporate Governance Committee reviews legal and regulatory compliance risks and the Compensation and Organization Development Committee assists the Board of Directors in its oversight of the evaluation and management of risks related to our compensation policies and practices.
Stockholder Communications to the Board of Directors
Generally, stockholders who have questions or concerns should contact our Investor Relations department at (908) 517-7330 or e-mail at ir@cyclacel.com. However, stockholders wishing to submit written communications directly to the Board of Directors should send their communications to our Secretary, Paul McBarron, Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. All stockholder communications will be considered by the independent members of our Board of Directors. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:
•
junk mail and mass mailings;

•
resumes and other forms of job inquiries;

•
surveys; and

•
solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.
Executive Officer
The following table sets forth certain information regarding Dr. Judy Chiao, an executive officer during fiscal 2015, who is also not a member of our Board of Directors. Dr. Chiao is currently an at-will employee.
Name	Age	Position
Dr. Judy Chiao	56	Vice President, Clinical Development and Regulatory Affairs

Judy Chiao, M.D.   Dr. Chiao joined Cyclacel in December 2004. From December 2001 to September 2004, she was employed at Aton Pharma, Inc., a wholly owned subsidiary of Merck & Co. Inc., most recently as Vice President, Oncology Clinical Research and Development. Prior to Aton’s acquisition by Merck, she was responsible for leading the clinical development of Zolinza®, a histone deacetylase inhibitor, for hematologic and solid tumor indications. From July 2000 to December 2001, Dr. Chiao was a Senior Medical Reviewer, Division of Oncology Drug Products, Center for Drug Evaluation and Research, U.S. Food and Drug Administration, where she was the agency’s primary reviewer for a range of oncology drugs and regulatory subjects. She also presented the FDA’s views in several New Drug Application reviews at Oncology Drug Advisory Committees. Dr. Chiao earned her Bachelor of Science in Chemistry (summa cum laude) at Columbia University and received her medical degree from Harvard Medical School. Her internship and residency in internal medicine was carried out at Columbia-Presbyterian Medical Center, New York and she held a Research Fellowship in Molecular Pharmacology at Sloan Kettering Institute for Cancer Research and a Clinical Fellowship in Hematology/Oncology at Memorial Sloan Kettering Cancer Center, both in New York. She has also been a member of a number of FDA-related working groups and has also been a Core Member of the Pharsight-FDA Cooperative Research and Development Agreement (CRADA) on clinical trial simulation and population pharmacokinetic analysis software for drug development.
EXECUTIVE AND DIRECTOR COMPENSATION
Summary Compensation Table
The following table shows the compensation paid or accrued during the last two fiscal years ended December 31, 2014 and 2015 to (1) our President and Chief Executive Officer, (2) our Executive Vice President, Finance, Chief Financial Officer and Chief Operating Officer, and (3) our next most highly compensated executive officer, other than our President and Chief Executive Officer and our Executive Vice President, Finance, Chief Financial Officer and Chief Operating Officer, who earned more than $100,000 during the year ended December 31, 2015.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Spiro Rombotis President and Chief Executive Officer	2015	530,553	185,694	237,021	28,777	982,045
	2014	530,553	—	—	27,808	558,361

Paul McBarron(4) Executive Vice President, Finance, Chief Operating Officer, Chief Financial Officer, Secretary	2015	319,283	111,749	143,963	22,252	597,247
	2014	324,442	—	—	22,315	346,757

Judy Chiao, MD Vice President, Clinical Development and Regulatory Affairs	2015	348,379	97,546	124,509	18,238	588,672
	2014	348,379	—	—	17,984	366,363

(1)
These amounts represent bonuses earned in respect of 2014 but for which payment was deferred subject to certain factors occurring before December 31, 2015. The Compensation and Organization Development Committee determined that these factors had occurred and the bonus payments were made in 2015.

(2)
These amounts represent the aggregate grant date fair value for option awards for fiscal year 2014 and 2015, respectively, computed in accordance with FASB ASC Topic 718. The grant date fair value of performance awards is determined based on the probable outcome of such performance conditions as of the grant date. A discussion of the assumptions used in determining grant date fair value may be found in Note 11 to our Financial Statements included in our Annual Report on Form 10-K for the years ended December 31, 2014 and 2015.

(3)
Consists of the following for all executive officers: Payments for private medical and health insurance, life insurance and permanent health insurance; and matching contributions made under the Company’s U.S. 401(k) Plan and U.K. Group Personal Pension Plan.

(4)
Mr. McBarron’s compensation was translated from British pound sterling to the U.S. dollar using the exchange rates of 1.5534 as of December 31, 2014 and 1.5287 as of December 31, 2015.

Narrative Disclosure to Summary Compensation Table
The Compensation and Organization Development Committee of our Board of Directors makes decisions regarding the compensation of our President and Chief Executive Officer. The Compensation and Organization Development Committee is composed entirely of independent directors and meets in executive session to discuss and formulate its recommendation for the Chief Executive Officer’s base salary and bonus. The Compensation and Organization Development Committee does not rely solely on any predetermined formula or a limited set of criteria in evaluating the Chief Executive Officer’s performance for the year. The evaluation is based on the Chief Executive Officer’s success in achieving his performance goals, which include financial, strategic and leadership objectives. The Chief Executive Officer also provides the Compensation and Organization Development Committee with a self-review of his performance as part of the Company’s review process.
The Compensation and Organization Development Committee also approves the annual compensation (including base salary, bonus, and stock-based compensation) for our other named executive officers based on:
•
the executive’s scope of responsibilities;

•
an informed market assessment of competitive practices for similar roles within peer group companies;

•
evaluations of performance for the year, as assessed by the Chief Executive Officer, supported by the Company’s performance review process and the executive’s self-assessment; and

•
recommendations by our Chief Executive Officer for each named executive officer with respect to base salary, cash bonus, and stock-based compensation.

The Compensation and Organization Development Committee is authorized to engage and retain independent consultants and other experts to assist in fulfilling its responsibilities, and the Committee does intend to engage periodically an external consultant to provide independent verification of market position and ensure the appropriateness of executive compensation.
During the most recent year, the Board of Directors and the Compensation and Organization Development Committee reviewed the annual compensation for our executive officers. The Compensation and Organization Development Committee determined to provide Dr. Judy Chiao an increase of 3.5% to her base salary, and to pay our executive officers bonuses for their performance during both the fiscal year ended December 31, 2014 (which the Compensation and Organization Development Committee had determined had been earned in respect of the fiscal year 2014 but had not previously been paid), and the fiscal year ended 2015. Pursuant to the determination that achievement had been attained during the fiscal year ended 2015 at a level of 70%, bonuses in the form of options with a weighted value exercise price of $0.589 were granted to Spiro Rombotis, Paul McBarron, and Dr. Judy Chiao, in the amounts of 437,569, 260,432, and 229,858, respectively, which options are exercisable over a three-year period, with 1/36 of the options granted vesting on a monthly basis.
No restricted stock units, or RSUs, were granted during the years ended December 31, 2015 or 2014. During the year ended December 31, 2014, 60,000 RSUs vested upon the fulfillment of certain clinical and financial conditions. No RSUs vested in the year ended December 31, 2015.
During the year ended December 31, 2015, in addition to the options described above, the Company granted options to purchase shares of Common Stock, with a weighted value exercise price of  $0.86, to Spiro Rombotis, Paul McBarron, and Dr. Judy Chiao, in the amounts of 81,742, 53,095, and 42,940, respectively, which options are exercisable over a three-year period, with 1/36 of the options granted vesting on a monthly basis. No options to purchase Common Stock were granted to our executive officers during the year ended December 31, 2014.
We currently have employment agreements with two of our named executive officers: Spiro Rombotis, our President and Chief Executive Officer, and Paul McBarron, our Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary.
Spiro Rombotis, President and Chief Executive Officer.   On March 20, 2008, we entered into a three-year employment agreement with Mr. Spiro Rombotis, effective January 1, 2008, which agreement was most recently renewed on substantially the same terms, effective January 1, 2014, for an additional three years. Mr. Rombotis’ current annual base salary is $530,553, which may be increased in the future in accordance with the terms of his employment agreement. Mr. Rombotis was paid an annual base salary of $530,553 for the years ending December 31, 2014 and 2015, respectively. Mr. Rombotis is also eligible for a yearly incentive cash bonus, based on a percentage of his then current base salary, if he meets certain corporate and individual performance criteria set by the Compensation and Organization Development Committee at the beginning of each year of employment, subject to the approval of our Board of Directors. The agreement also provides for reimbursement of reasonable and necessary expenses incurred by Mr. Rombotis in connection with his the performance of his services. In addition, Mr. Rombotis is entitled to certain employment benefits.
In addition, Mr. Rombotis also agreed to certain confidentiality and assignment of inventions obligations and will be subject to certain non-competition obligations for a period of one year following termination of his employment.
For further information on terms regarding termination and change-in-control in the Company, see “Potential Payments upon Termination or Change-in-Control” below.
Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary.   On March 31, 2008, we entered into a three-year employment agreement with Mr. Paul McBarron effective January 1, 2008, which agreement was most recently renewed on substantially the same terms, effective January 1, 2014, for an additional three years. Mr. McBarron’s current annual base salary is £208,859, which may be increased in the future in accordance with the terms of his employment agreement. Mr. McBarron was paid an annual base salary of  £208,859 for the years ending December 31, 2014 and 2015, respectively. Mr. McBarron is also eligible for a yearly incentive cash bonus, based on a percentage of his then current base salary, if he meets certain corporate and individual performance criteria set by the Compensation and Organization Development Committee at the beginning of each year of employment, subject to the approval of our Board of Directors. The agreement also provides for reimbursement of reasonable and necessary expenses incurred by Mr. McBarron in connection with his the performance of his services. In addition, Mr. McBarron is entitled to certain employment benefits.
In addition, Mr. McBarron also agreed to certain confidentiality and assignment of inventions obligations and will be subject to certain non-competition obligations for a period of one year following termination of his employment.
For further information on terms regarding termination and change-in-control in the Company, see “Potential Payments upon Termination or Change-in-Control” below.
Outstanding Equity Awards at 2015 Fiscal Year-End
The following table shows grants of stock options and grants of unvested stock or unvested stock units outstanding on the last day of the fiscal year ended December 31, 2015, including non-performance based awards, to each of the executive officers named in the Summary Compensation Table. The Company does not have any unearned equity incentive awards.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price(1) ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)
Spiro Rombotis	13,976	—(2)	44.80	06/14/2016	—	—
	22,857	—(3)	48.65	12/20/2016	—	—
	28,571	—(4)	38.71	12/06/2017	—	—
	21,429	—(5)	3.08	11/18/2018	—	—
	10,714	—(6)	11.13	12/10/2020	—	—
	105,000	35,000(7)	4.61	12/09/2023	—	—
	22,706	59,036(8)	0.86	02/18/2025	—	—
	—	437,569(9)	0.589	12/07/2025	—	—

Paul McBarron	9,097	—(2)	44.80	06/14/2016	—	—
	14,286	—(2)	48.65	12/20/2016	—	—
	14,286	—(4)	38.71	12/06/2017	—	—
	21,429	—(5)	3.08	11/18/2018	—	—
	10,714	—(6)	11.13	12/10/2020	—	—
	46,667	23,333(7)	4.61	12/09/2023	—	—
	14,749	38,346(8)	0.86	02/18/2025	—	—
	—	260,432(9)	0.589	12/07/2025	—	—

Judy Chiao	6,995	—(2)	44.80	06/14/2016	—	—
	11,429	—(3)	48.65	12/20/2016	—	—
	14,286	—(4)	38.71	12/06/2017	—	—
	10,714	—(5)	3.08	11/18/2018	—	—
	8,929	—(6)	11.13	12/10/2020	—	—
	43,333	21,667(7)	4.61	12/09/2023	—	—
	11,928	31,012(8)	0.86	02/18/2025	—	—
	—	229,858(9)	0.589	12/07/2025	—	—

(1)
The market value of the shares underlying stock awards is determined by multiplying the number of shares by $0.50, the closing price of our Common Stock on the NASDAQ Capital Market on December 31, 2015, the last day of our fiscal year.

(2)
These options were granted on June 14, 2006, two-thirds of which vested immediately, and the balance of which vested ratably on a monthly basis over the following twelve months.

(3)
These options were granted on December 21, 2006, and are exercisable over a four-year period with one-fourth of the options granted vesting on December 21, 2007, the first anniversary of the grant date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

(4)
These options were granted on December 6, 2007, and are exercisable over a four-year period with one-fourth (1/4) of the options granted vesting on December 6, 2008, the first anniversary of the grant date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

(5)
These options were granted on November 18, 2008, and vested over a three-year period, with one-third of the options granted vesting on November 18, 2009, the first anniversary of the grant date, and the balance of the options granted vesting ratably on a monthly basis over the following 24 months.

(6)
These options were granted on December 10, 2010, and vest ratably on a monthly basis over 48 months.

(7)
These options were granted on December 9, 2013, and vest ratably on a monthly basis over 36 months.

(8)
These options were granted on February 18, 2015, and vest ratably on a monthly basis over 36 months.

(9)
These options were granted on December 7, 2015, and vest ratably on a monthly basis over 36 months.

Potential Payments Upon Termination or Change-in-Control
We have entered into agreements that require us to make payments and/or provide benefits to certain of our executive officers in the event of a termination of employment or change-in-control. Our 2006 Plan and our 2015 Plan provided for payments to named executive officers in connection with a termination or a change-in-control of the Company.
The following summarizes the potential payments to each named executive officer for which we have entered into such an agreement, assuming that one of the events identified below occurs.
Spiro Rombotis, President and Chief Executive Officer.   Mr. Rombotis’ employment agreement provides for certain severance arrangements. In the event that Mr. Rombotis’ employment is terminated “without cause,” other than termination for a “change of control” (each as defined in the employment agreement), we will be required to pay Mr. Rombotis (i) all accrued but unpaid compensation up to the time of such termination; (ii) for a period of twelve months following such termination, severance payments in the form of continuation of his base salary as in effect immediately prior to such termination (the “Severance Payments”), including coverage of his medical care and life insurance pursuant to COBRA, on the same terms as applicable to other executive employees, unless Mr. Rombotis obtains substitute coverage; and (iii) a period of six months in which to exercise all vested options held by Mr. Rombotis. In the event that Mr. Rombotis’ employment is terminated within six months following a “change-in-control” event, Mr. Rombotis will be entitled to (i) all accrued but unpaid compensation up to the time of such termination; (ii) Severance Payments for a period of 24 months; (iii) out-of-pocket expenses reasonably incurred by Mr. Rombotis in connection with his and his family’s relocation to London; and (iv) eighteen months’ accelerated vesting of any options held by him. In the event of termination due to his death or disability, we will pay Mr. Rombotis (or his estate, as the case may be) (i) all accrued but unpaid compensation up to the time of such termination and (ii) Severance Payments for a period of twelve months. He (or his estate, as the case may be) would also be entitled to a period of twelve months in which all of his vested options can be exercised.
Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary.   Mr. McBarron’s employment agreement provides for certain severance arrangements. In the event that Mr. McBarron’s employment is terminated “without cause,” other than termination for a “change of control” (each as defined in his employment Agreement), we will be required to pay Mr. McBarron (i) all accrued but unpaid compensation up to the time of such termination; (ii) Severance Payments for a period of twelve months following such termination; and (iii) a period of six months in which to exercise all vested options held by Mr. McBarron. In the event that Mr. McBarron’s employment is terminated within six months following a “change-in-control” event, Mr. McBarron will be entitled (i) all accrued but unpaid compensation up to the time of such termination; (ii) Severance Payments for a period of twelve months; and (iii) eighteen months’ accelerated vesting of any options held by him and, in the event of termination due to his death or disability, we will pay Mr. McBarron (or his estate, as the case may be) (i) all accrued but unpaid compensation up to the time of such termination and (ii) Severance Payments for a period of twelve months. He (or his estate, as the case may be) would also be entitled to a period of twelve months in which all of his vested options can be exercised.
Dr. Judy Chiao, Vice President, Clinical Development and Regulatory Affairs.   On December 10, 2010, we entered into a Change in Control Agreement (the “CIC Agreement”), with Dr. Chiao.
In the event of a Change in Control (as defined below) of the Company, and Dr. Chiao’s employment with the continuing or surviving company (the “Controlling Company”) is terminated (including if Dr. Chiao voluntarily terminates her employment for Good Reason, as defined below) at any time within six months following the effective date of a Change in Control, unless such termination is For Cause, death, disability or Dr. Chiao voluntarily leaves without Good Reason (as each such term is defined below), Dr. Chiao will be entitled to receive the following benefits from the Controlling Company in lieu of any further salary and bonus payments to Dr. Chiao for certain periods subsequent to the date of termination in consideration for Dr. Chiao’s execution and delivery of a general release in favor of the Controlling Company: (i) payment by the Controlling Company of a lump sum severance payment equal to Dr. Chiao’s annual salary for a period of twelve months from the date of termination; (ii) payment by the Controlling Company of all unpaid, accrued vacation through the date of termination; (iii) all options to purchase shares of the Company’s Common Stock held by Dr. Chiao shall be vested and exercisable for twelve months following the effective date of the Change in Control; and (iv) the Controlling Company shall arrange coverage for Dr. Chiao and her dependents, as the case may be, under medical care and life insurance benefit plans substantially similar to those which Dr. Chiao and her dependents were entitled immediately prior to the effective date of the Change in Control for a period of up to twelve months after the effective date of the Change in Control, subject to certain exceptions as set forth in more detail in the CIC Agreement.
Under the terms of the CIC Agreement, a “Change-in-Control” shall be deemed to have taken place in the event of: (i) any consolidation or merger of the Company is consummated in which Company is not the continuing or surviving corporation or pursuant to any transaction in which shares of the Company’s capital stock are converted into cash, securities or other property, or any sale, lease, exchange or other transfer in one transaction or a series of transactions contemplated or arranged by any party as a single plan of all or substantially all of the assets of the Company, or the approval of a plan of complete liquidation or dissolution of the Company adopted by the stockholders of the Company; (ii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, shall, after the date of the CIC Agreement, become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of the board of directors; or (iii) individuals who, at the date of the CIC Agreement, constitute the entire Board and any new directors whose election by the Board, or whose nomination for election by the Company’s stockholders, shall have been approved by a vote of at least a majority of the directors then in office who either were directors as of such date or whose election or nomination for election shall have been so approved shall cease for any reason to constitute a majority of the members of the Board.
Dr. Chiao’s employment shall have been terminated “For Cause” if the Controlling Company shall have terminated Dr. Chiao as a result of: (A) improper conduct, consisting of any willful act or omission with the intent of obtaining, to the material detriment of the Controlling Company, any benefit to which Dr. Chiao would not otherwise be entitled; (B) gross negligence, consisting of wanton and reckless acts or omissions in the performance of Dr. Chiao’s duties to the material detriment of the Controlling Company; (C) addiction to drugs or chronic alcoholism; or (D) any conviction of, or plea of nolo contendere to, a crime (other than a traffic violation) under the laws of the United States or any political subdivision thereof, subject to certain requirements, as set forth in more detail in the CIC Agreement.
Dr. Chiao shall be deemed to have terminated her employment for “Good Reason” if the Controlling Company (A) materially reduces Dr. Chiao’s duties, responsibilities or authority commensurate with his or her position immediately prior to the effective date of the Change in Control; (B) reduces Dr. Chiao’s base salary in effect immediately prior to the effective date of the Change of Control; (C) requires Dr. Chiao to relocate to another office more than 50 miles of her office location immediately prior to the effective date of the Change of Control, subject to certain exceptions, as more fully set forth in detail in the CIC Agreement; or (D) fails to offer Dr. Chiao all material benefits offered to all other employees of the Controlling Company, and the Controlling Company fails to correct or cure the acts giving rise to the termination of Dr. Chiao’s employment for “Good Reason,” after receipt of Dr. Chiao’s notice of such acts.
Potential payments to each named executive officer under our 2015 Equity Incentive Plan and our Amended and Restated 2006 Equity Incentive Plan in connection with a termination or a change-in-control of the Company.
The following summarizes the potential payments to each named executive officer under the 2006 and 2015 Plans in connection with a termination or a change-in-control of the Company.

Termination For Cause.   If an award recipient’s service relationship with the Company terminates for “cause” (as defined in the 2006 and 2015 Plans), then any unexercised award shall terminate immediately upon his or her termination of service.
Termination Without Cause.   If an award recipient’s service relationship with the Company terminates for any reason other than for “cause” (excluding death or disability), then the recipient generally may exercise the award, to the extent vested, within 30 days or three months (in our 2006 and 2015 Plans, respectively), of such termination to the extent that the award is vested on the date of termination (but in no event later than the expiration of the term of the award as set forth in the award agreement). If the recipient dies within three months following such a termination, the award generally may be exercised, to the extent vested, within 180 days’ or one year (as per the 2006 and 2015 Plans, respectively) of the recipient’s death. If an award recipient’s service relationship with the Company terminates due to his or her death, the award recipient’s personal representative, estate, or the person who acquires the right to exercise the award by bequest or inheritance, as the case may be, generally may exercise the award, to the extent the award was vested on the date of termination, within one year from the date of the recipient’s death.
Disability.   Pursuant to the 2006 Plan, if an award recipient’s service relationship with the Company terminates due to his or her disability, the recipient, the recipient’s personal representative, estate, or the person who acquires the right to exercise the award by bequest or inheritance, as the case may be, generally may exercise the award, to the extent exercised on the date of termination, within one year from the date of the recipient’s termination, or if the recipient dies during such one-year period, within the later of one year from the date of the recipient’s termination and 180 days from the recipient’s death. In no event may an award be exercised later than the expiration of the term of the award as set forth in the award agreement. Pursuant to the 2015 Plan, with regard to options outstanding on the date of an individual’s termination due do disability, he or she may exercise any option to the extent that the options are exercisable but have not been exercised on the date of termination. Such an individual is also entitled to any additional vesting rights that would have accrued on the next vesting date had the he or she not become disabled. Exercise may only occur during the one-year period after the date of termination. With regard to stock grants and stock-based awards outstanding on the date of an individual’s termination due to disability, to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, they shall lapse to the extent of a pro rata portion of the shares subject to such stock grant or stock-based award through the date of disability as would have lapsed had the individual not become disabled.
Change-in-Control.   Pursuant to the terms of the 2006 and 2015 Plans, in the event of a change-in-control (as defined in the Plans), all outstanding options, SARs and other awards granted under the 2006 and 2015 Plans will be either:
•
assumed by the successor corporation or a parent or subsidiary of the successor corporation; or

•
substituted with an equivalent award by the successor corporation or a parent or subsidiary of the successor corporation.

However, in the event that the successor corporation refuses to assume or substitute an award:
•
awards consisting of options, SARs and rights to purchase restricted stock will become fully vested and immediately exercisable, including awards that would not otherwise have become vested or exercisable; and

•
all other awards will become fully earned and eligible to receive a payout.

For the purposes of the 2006 and 2015 Plans, a participant’s award will be considered assumed if, following the change-in-control, the assumed award confers, for each share of the Company’s Common Stock subject to the award immediately prior to the change-in-control, the right to receive the consideration (whether stock, cash, or other securities or property) received in the change-in-control for each share of Common Stock held on the effective date of the transaction; provided, however, that if the consideration received in the change-in-control is not solely common stock of the successor corporation or its parent, the committee administering the plan may, with the consent of the successor corporation, provide for the consideration per share to be received upon the exercise of the award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of the Company’s Common Stock in the change-in-control.
Under the 2006 and 2015 Plans, a change-in-control is the occurrence of one of the following events:
•
a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or any “person” within the meaning of Sections 13(d)(3) and 14(d) of the Exchange Act), other than the Company, a Subsidiary, or an employee benefit plan (or related trust) of the Company or a Subsidiary, become(s) the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of 30% or more of the then-outstanding voting stock of the Company;

•
during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors (together with any new director whose election by the Board of Directors or whose nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

•
all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another Company and is the surviving corporation (unless the stockholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of  (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company);

•
the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which the Board of Directors in office immediately prior to such transaction or event constitutes less than a majority of the Board of Directors thereafter; or

•
the stockholders of the Company approve a sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company.

Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2015 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our Board of Directors.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
David U’Prichard, Ph.D.	$85,000	$8,857(2)	$93,857
Sir John Banham	$57,000	$8,857(2)	$65,857
Nicholas Bacopoulos, Ph.D.	$55,000	$8,857(2)	$63,857
Christopher S. Henney, Ph.D., D.Sc.	$73,000	$8,857(2)	$81,857
Gregory T. Hradsky	$45,000	$8,857(2)	$53,857
Lloyd Sems	$45,000	$8,857(2)	$53,857
Samuel L. Barker, Ph.D.	$45,000	$8,857(2)	$53,857

(1)
These amounts represent the aggregate grant date fair value of options granted to each director during the year ended December 31, 2015 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 11 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

(2)
Fair value of the options granted on May 22, 2015 was $0.66 per share. $105,000 options remain outstanding as of December 31, 2015.

Director Compensation Program
Under the terms of our Director Compensation Program, the non-employee members of our Board of Directors are paid a fixed annual fee, payable on a quarterly basis, in arrears, on the first day of each quarter, as follows:
Chairman of the Board	$85,000
Vice Chairman of the Board	$65,000
Other Non-Management Board Members	$45,000
The Chair of each of the various committees of the Board of Directors will also receive the following fixed annual fee, payable on a quarterly basis, in arrears, on the first day of each quarter, as follows:
Audit Committee	$12,000
Compensation and Organization Development	$10,000
Nominating and Corporate Governance	$8,000
In addition, the non-employee members of our Board of Directors are entitled to receive stock options on an annual basis on the date of the Company’s annual meeting, such options to vest fully on the first anniversary of the date of the grant. During 2015, each member received 15,000 stock options. This was increased from 9,000 stock options per member for the year ended December 31, 2014.
The non-employee directors are also reimbursed for customary business expenses in connection with attending Board of Directors and committee meetings.
Equity Compensation Plan Information
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2015:
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Total equity compensation plans approved by security holders(1)	2,475,579	$6.18	2,264,795
Equity compensation plans not approved by security holders	—	—	—

(1)
Consists of our 2015 Equity Incentive Plan and our Amended and Restated 2006 Equity Incentive Plan, as amended (the “2006 Plan”). The 2006 Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units and performance units. There were no shares available for issuance, as of the date hereof, under the 2006 Plan.

REPORT OF AUDIT COMMITTEE
The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of NASDAQ Capital Market, has furnished the following report:
The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval.
In fiscal 2015, the Audit Committee met with management to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company’s independent registered public accounting firm and with appropriate Company financial personnel.
The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, retention, and oversight of the work of RSM US LLP (formerly known as McGladrey LLP), or RSM.
The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2015 with management and RSM, our independent registered public accounting firm.
The Audit Committee discussed with RSM the matters required to be discussed in accordance with Auditing Standard No. 16—Communications with Audit Committees.
The Audit Committee received written disclosures and the letter from RSM regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM’s communications with the Audit Committee and the Audit Committee further discussed with RSM their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.
Based on the Audit Committee’s review of the audited consolidated financial statements and discussions with management and RSM, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.
Members of the Audit Committee
Sir John Banham (Chairman)
Dr. Christopher Henney
Gregory T. Hradsky
Dr. Samuel L. Barker

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal year 2015, all reports to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis.
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Our Audit Committee reviews and approves in advance all related-party transactions. There have been no transactions during our last two fiscal years with our directors and officers and beneficial owners of more than 5% of our voting securities and their affiliates.

PROPOSALS TO BE VOTED UPON BY HOLDERS OF COMMON STOCK
PROPOSAL 1: ELECTION OF CLASS 1 DIRECTORS
Background
Under our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, as amended, the number of directors is fixed from time to time by the Board of Directors. We have a staggered Board of Directors comprised of three classes, and each director serves until the annual meeting in which his term expires. Each of Sir John Banham and Samuel L. Barker is a Class 1 director, the term of which class expires at the 2019 annual meeting, and, if elected, would serve until our 2019 annual meeting.
The Board of Directors has voted to nominate Sir John Banham and Samuel L. Barker for re-election at the 2016 annual meeting to serve as a Class 1 director until the 2019 annual meeting of stockholders and until their respective successors have been elected and qualified.
Unless authority to vote for either of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the re-election as director of each of Sir John Banham and Samuel L. Barker. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.
Required Vote
A plurality of the votes cast at the annual meeting by the holders of our Common Stock is required to elect the nominees as director.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THE RE-ELECTION BY HOLDERS OF COMMON STOCK OF EACH OF SIR JOHN BANHAM AND SAMUEL L. BARKER AS CLASS 1 DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed RSM US LLP (formerly known as McGladrey LLP), or RSM, as our independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ended December 31, 2016. The Board of Directors proposes that our holders of Common Stock ratify this appointment. We expect that representatives of RSM will be present at the annual meeting via conference call, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
The following table presents fees for professional audit services rendered by RSM for the audit of Cyclacel’s annual financial statements for the years ended December 31, 2014 and 2015, and fees billed for other services rendered by them during those periods.
	2014	2015
Audit fees(1)	$250,500	$228,500
Tax fees(2)	$22,100	$19,350
Total	$272,600	$247,850

(1)
Audit fees represent fees for the audit of the Company’s annual consolidated financial statements, review of the Company’s interim financial statements included in quarterly reports on Form 10-Q, services that an independent auditor would customarily provide in connection with subsidiary audits, other regulatory filings and similar engagements for each fiscal year shown, such as attest services, comfort letters, consents and assistance with review of reports filed with the SEC. The table does not include fees paid to our former accounting firm, Ernst & Young LLP for services relating to the issuance of a consent in 2014 totaling $52,500.

(2)
Tax fees represent tax compliance and return preparation and tax planning and advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors
Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation, and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.
1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and attest services and consultation regarding financial accounting and/or reporting standards.
2. Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.
3. Tax services include all services performed by the independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning and tax advice.
4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of RSM as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.
Required Vote
The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF RSM US, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

PROPOSAL 3: APPROVAL OF A REVERSE STOCK SPLIT OF
OUR COMMON STOCK
General
We are requesting that you vote to approve the proposal that the Company’s Certificate of Incorporation be amended, by way of a Certificate of Amendment, to effect a Reverse Stock Split of the issued and outstanding shares of Common Stock (such split to combine a number of outstanding shares of our Common Stock up to twenty (20), such number consisting of only whole shares, into one (1) share of Common Stock) (the “Reverse Stock Split”). The full text of the proposed Certificate of Amendment is attached to this proxy statement as Appendix A. If approved by our stockholders, the Reverse Stock Split would become effective at a time, and at a ratio, to be designated by the Board of Directors. The Board of Directors may effect only one Reverse Stock Split as a result of this authorization. The decision of the Board of Directors as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for our Common Stock and the continued listing requirements of the NASDAQ Capital Market. Even if the stockholders approve the Reverse Stock Split, Cyclacel reserves the right not to effect the Reverse Stock Split if the Board of Directors does not deem it to be in the best interests of Cyclacel and its stockholders. The Reverse Stock Split, if authorized pursuant to this resolution and if deemed by the Board of Directors to be in the best interests of Cyclacel and its stockholders, will be effected, if at all, at a time that is not later than ten or more consecutive trading days prior to June 14, 2016. See “NASDAQ Requirements for Continued Listing” below.
The proposed Certificate of Amendment, as more fully described below, will effect the Reverse Stock Split but will not change the number of authorized shares of Common Stock or Preferred Stock, or the par value of Common Stock or Preferred Stock. Although the primary purpose of the proposed Reverse Stock Split is to enable the Company to regain compliance with $1.00 per share minimum bid price for continued listing, the Board of Directors also considers it to be in the best interest of the Company to have a sufficient number of shares of Common Stock available for issuance in order to provide the Company with business and financing flexibility in the future. The Company does not, however, currently have any specific plans, arrangements or understandings relating to the issuance of any additional shares of authorized Common Stock that will become available following the Reverse Stock Split.
Purpose
On March 23, 2016, our Board of Directors approved the proposal authorizing the Reverse Stock Split because it believes that effecting the Reverse Stock Split may be an effective means of regaining compliance with the minimum bid price requirement for continued listing of our Common Stock on the NASDAQ Global Market or the NASDAQ Capital Market.
NASDAQ Requirements for Continued Listing
Our Common Stock is currently listed for trading on the NASDAQ Capital Market under the symbol “CYCC.” One of the requirements for continued listing on the NASDAQ Capital Market is maintenance of a minimum closing bid price of  $1.00.
On February 2, 2016, the Company received a letter from the Listing Qualifications Staff  (the “Staff”) of The NASDAQ Stock Market LLC (“NASDAQ”) indicating that the Company had not regained compliance with the $1.00 minimum bid price requirement for continued listing on The NASDAQ Capital Market, as set forth in NASDAQ Listing Rule 5450(a)(1), by the end of the previously granted compliance period that expired on February 2, 2016. As a result, the Staff indicated that the Company would be subject to delisting unless it timely requests a hearing before a NASDAQ Listing Qualifications Panel (the “Panel”).
The Company had a hearing before the Panel on March 31, 2016, at which it presented its plan to regain compliance with the minimum bid price requirement, and requested a further extension of time to do so. The Panel granted the Company’s request to remain listed on the NASDAQ Capital Market subject to the condition that on or before June 14, 2016, it must have evidenced a closing bid price of  $1.00 per share or more for a minimum of ten prior consecutive trading days.

We cannot be sure that our share price will comply with the requirements for continued listing of our common stock on The NASDAQ Capital Market in the future, or that we will comply with the other continued listing requirements. If our shares of Common Stock lose their status on the NASDAQ Capital Market, we believe that our shares of Common Stock would likely be eligible to be quoted on the inter-dealer electronic quotation and trading system operated by Pink OTC Markets Inc., commonly referred to as the Pink Sheets and now known as the OTCQB market. Our shares of Common Stock may also be quoted on the Over-the-Counter Bulletin Board, or the OTCBB, an electronic quotation service maintained by the Financial Industry Regulatory Authority (“FINRA”), provided that a market maker in our Common Stock files the appropriate application with, and such application is cleared by, FINRA. These markets are generally not considered to be as efficient as, and not as broad as, the NASDAQ Capital Market. Selling our shares of Common Stock on these markets could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event our shares of Common Stock are delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage broker-dealers from effecting transactions in our Common Stock, further limiting the liquidity of our Common Stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our Common Stock.
Such delisting from NASDAQ and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.
In light of the factors mentioned above, our Board of Directors unanimously approved the Reverse Stock Split, by way of a Certificate of Amendment, as a potential means of increasing the share price of our Common Stock to above $1.00 per share, and of maintaining the share price of our Common Stock above $1.00 per share, so as to comply with NASDAQ’s requirements.
Exchange Ratios
The Board will determine whether to effect the Reverse Stock Split and, if so, pursuant to which Exchange Ratio, based upon a number of market and business factors deemed relevant by the Board at that time, including, but not limited to:
•
historical trading price and volumes of our Common Stock;

•
existing marketability and liquidity of our Common Stock and the expected impact of the Reverse Stock Split on the trading market, including the anticipated post-split market price, for our Common Stock;

•
the listing requirements of NASDAQ and our ability to regain compliance with the Minimum Bid Price Requirement;

•
potential business and strategic alternatives, if any, that are available to us at that time; and

•
prevailing general stock market and economic conditions.

If the Board elects to effect the Reverse Stock Split, before we file Certificate of Amendment with the Secretary of State of the State of Delaware, we intend to issue a press release announcing the terms, including the Exchange Ratio, and effective date of the Reverse Stock Split.

The following table contains examples of approximate information, as of December 31, 2015, relating to the impact of Proposal 3 on our Common Stock based on certain of the Exchange Ratios available for selection by our Board, without giving effect to any adjustments for fractional shares of Common Stock:
Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding(1)	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized and Available for Issuance
Pre-Reverse Split	100,000,000	35,582,492	3,019,696	61,397,812
Post-Reverse Split 1:10	100,000,000	3,558,249	301,970	96,139,781
Post-Reverse Split 1:12	100,000,000	2,965,187	251,641	96,783,172
Post-Reverse Split 1:15	100,000,000	2,372,166	201,313	97,426,521
Post-Reverse Split 1:18	100,000,000	1,976,805	167,761	97,855,434
Post Reverse Split 1:20	100,000,000	1,779,125	150,985	98,069,890

(1)
As of December 31, 2015, and does not take into account the cancellation of any fractional shares, with respect to which holders would be entitled to a cash payment. See, “Fractional Shares.”

Potential Increased Investor Interest
In approving this proposal, the Board of Directors considered that our Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks.
There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in a sustained increase in the per share price of our Common Stock.
We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock on a sustained basis. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:
•
the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split;

•
the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

•
the Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees and other service providers; and

•
the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by NASDAQ, or that we will otherwise meet the requirements of NASDAQ for continued inclusion for trading on the NASDAQ Capital Market.

The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Principal Effects of the Reverse Stock Split
If our holders of Common Stock approve the proposal to authorize our Board of Directors to implement the Reverse Stock Split and our Board of Directors implements the Reverse Stock Split, we will amend Article IV(C) of our Certificate of Incorporation, as amended, by way of the Certificate of Amendment, to say the following:
Effective as of  [TIME], New York City time, on [DATE] (the “Effective Time”), each        (      ) shares of Common Stock issued and outstanding or held as treasury shares immediately prior to the Effective Time (the “Old Common Stock”) shall automatically and without any action on the part of the holder thereof be reclassified, combined and converted into one (1) share of Common Stock (the “New Common Stock”) (such reclassification, combination and conversion, the “Reverse Stock Split”). Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued to holders of record of Old Common Stock as of the Effective Time. In lieu thereof, each holder of record of Old Common Stock as of the Effective Time that would otherwise be entitled to receive a fractional share of New Common Stock as a result of the Reverse Stock Split shall be entitled to receive, upon surrender of certificates representing such Old Common Stock, a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the per share closing price of the Common Stock on the business day immediately prior to the Effective Time, as reported by the NASDAQ Stock Market (or if such price is not available, then such other price as determined by the Board of Directors). The ownership of a fractional share of New Common Stock shall not give the holder any voting, dividend or other rights, except the right to receive the cash payment described in the immediately preceding sentence. Whether or not the Reverse Stock Split would result in fractional shares for a holder of record of Old Common Stock as of the Effective Time shall be determined on the basis of the total number of shares of Old Common Stock held by such holder of record as of the Effective Time. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, combined and converted in the Reverse Stock Split (as well as the right to receive cash in lieu of fractional shares as described above); provided, however, that each holder of record of a certificate representing Old Common Stock shall be entitled to receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, combined and converted in the Reverse Stock Split (as well as the right to receive cash in lieu of fractional shares as described above). The New Common Stock issued in the Reverse Stock Split shall have the rights, preferences and privileges as the Common Stock.1
The Reverse Stock Split will be effected simultaneously for all of the issued and outstanding shares of Common Stock, and the exchange ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

1
By approving this amendment, stockholders will approve the combination of any whole number of shares of Common Stock up to and including twenty (20) into one (1) share. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Company and its stockholders. In accordance with such resolutions, the Board of Directors will not implement any amendment providing for a different split ratio. If a stockholder holds Common Stock with a bank, broker, custodian or other nominee, and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If the proposal for the Reverse Stock Split is approved by the Company’s holders of Common Stock, and if, at such time, the Board of Directors still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the Reverse Stock Split to be implemented. The Company will file the Certificate of Amendment with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the Reverse Stock Split. The Board of Directors may delay effecting the Reverse Stock Split without re-soliciting stockholder approval. The Reverse Stock Split will become effective on the effective date of the split. Beginning on the effective date of the split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.
If the Reverse Stock Split is effected, the Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and share certificates with the former CUSIP number will need to be exchanged for share certificates with the new CUSIP number by following the procedures described below.
Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)
Upon completion of the Reverse Stock Split, we would intend to treat the Common Stock held by stockholders through a bank, broker, custodian or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers, custodians or other nominees will be instructed to reflect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares.
Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered in the registry of members but do not hold share certificates)
Certain of our registered holders of Common Stock may hold some or all of their Common Stock in book-entry form with the transfer agent. These stockholders do not have share certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their name. If a stockholder holds registered shares of Common Stock in book-entry form, the Reverse Stock Split, if effected, will automatically be reflected in the transfer agent’s records and on their next statement.
Holders of Certificated Shares of Common Stock
If the Reverse Stock Split is approved and effected, stockholders holding Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the Reverse Stock Split is effected. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing the shares of Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive New Certificate(s) representing the number of whole shares of Common Stock to which they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of shares, will automatically be exchanged for New Certificates. If an Old Certificate has restrictive legends on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s). If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described below under “—Fractional Shares.”

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of Common Stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported by the NASDAQ Stock Market, on the last trading day prior to the effective date of the split (or if such price is not available, the average of the last bid and asked prices of the Common Stock on such day or other price determined by the Board of Directors). The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights, except to receive payment therefor as described herein.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.
Accounting Matters
The Reverse Stock Split will not affect the Common Stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged on the effective date of the split, the components that make up the Common Stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board of Directors decides to implement, the stated capital component will be reduced to an amount up to and including one-twentieth (1/20) of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding. Prior periods’ per share amounts will be restated to reflect the Reverse Stock Split.
Potential Anti-Takeover Effect
Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the Reverse Stock Split proposal, the Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.
No Dissenters’ Rights
Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following summary describes certain anticipated U.S. federal income tax consequences of the Reverse Stock Split to certain U.S. holders (as defined below) of our Common Stock. This summary does not address all of the U.S. federal income tax consequences that may be relevant to any particular holder of our Common Stock, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, partnerships (or other entities classified as partnerships for U.S. federal income tax purposes) and investors therein, “U.S. holders” whose functional currency is not the U.S. dollar, U.S. expatriates, persons subject to the alternative minimum tax, persons who acquired our Common Stock through the exercise of employee stock options or otherwise as compensation, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment), or (iv) non-U.S. holders of our Common Stock. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split. This summary does not address the Medicare tax on net investment income or the effects of any state, local or foreign tax laws.
We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the Reverse Stock Split. This discussion is for information purposes only and is not interpreted as tax or legal advice. Each holder of our Common Stock should consult its own tax advisor regarding the U.S. federal, state, local, and foreign income and other tax consequences of the Reverse Stock Split.
If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.
U.S. Holders. The discussion in this section is addressed to “U.S. holders.” A “U.S. holder” is a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation (or other entity classified as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock. The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, except as described below with respect to cash in lieu of fractional shares, no gain or loss will be recognized upon the Reverse Stock Split. Accordingly, the aggregate tax basis in the Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis in the Common Stock surrendered (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered. A U.S. holder who receives cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of our Common Stock surrendered that is allocated to the fractional share of our Common Stock. The capital gain or loss should be long term capital gain or loss if the U.S. holder’s holding period for our Common Stock surrendered exceeded one year at the Effective Time. The deductibility of net capital losses by individuals and corporations is subject to limitations.
U.S. Information Reporting and Backup Withholding.   Information returns generally will be required to be filed with the Internal Revenue Service (“IRS”) with respect to the receipt of cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split, unless a U.S. holder is an exempt recipient. In addition, U.S. holders may be subject to a backup withholding tax (at the current applicable rate of 28%) on the payment of this cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.
Approval of the amendment to our certificate of incorporation to effect the Reverse Stock Split, by way of a Certificate of Amendment, requires an affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the Special Meeting. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will be treated as votes against this proposal.
Required Vote
The affirmative vote of at least a majority of the Company’s outstanding common stock is required to approve the proposals described herein.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, BY WAY OF A CERTIFICATE OF AMENDMENT, TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK (SUCH SPLIT TO COMBINE A NUMBER OF OUTSTANDING SHARES OF OUR COMMON STOCK UP TO AND INCLUDING TWENTY (20), SUCH NUMBER CONSISTING OF ONLY WHOLE SHARES, INTO ONE (1) SHARE OF OUR COMMON STOCK), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSALS TO BE VOTED UPON BY HOLDERS OF PREFERRED STOCK
PROPOSAL 1: ELECTION OF CLASS 1 DIRECTORS
GENERAL
Pursuant to the terms of the Certificate, holders of the Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors, out of the funds of the Company legally available therefor, cash dividends payable in equal quarterly installments on February 1, May 1, August 1 and November 1. The Certificate further provides that, if the Company is in arrears in an aggregate amount equal to at least six quarterly dividends (whether or not consecutive), the number of members of the Company’s Board of Directors will be increased by two, effective as of the time of election of such directors, and the holders of Preferred Stock, voting separately as a class, will have the right to vote and elect such two additional directors. This right accrued to the holders of our Preferred Stock as of August 2, 2010. The Company is still in arrears in an aggregate amount in excess of six quarterly dividends on the Preferred Stock.
Gregory T. Hradsky has been serving as a Class 1 director since the Company’s 2011 annual meeting. We have not received any other nominations for director by the holders of the Preferred Stock. If elected, Mr. Hradsky would continue to serve as a Class 1 director until the earlier of  (a) the 2019 annual meeting and his successor is duly elected and qualified, and (b) such time as all accrued and unpaid dividends on the Preferred Stock have been declared and paid or set apart for payment.
Unless authority to vote for the nominee named above is withheld, the shares of Preferred Stock represented by the enclosed proxy will be voted FOR the re-election as Class 1 director of Gregory T. Hradsky.
Required Vote
A plurality of the votes cast at the annual meeting by the holders of our Preferred Stock is required to elect the nominees as director.
Recommendation
THE BOARD OF DIRECTORS DOES NOT MAKE A RECOMMENDATION IN FAVOR OF OR AGAINST THE ELECTION OF GREGORY T. HRADSKY AS A CLASS 1 DIRECTOR.

CODE OF CONDUCT AND ETHICS
We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.cyclacel.com, is filed as an exhibit to our Annual Report on Form 10-K, and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, Attention: Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The NASDAQ Stock Market.
OTHER MATTERS
The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2017 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) by no later than December 12, 2016. To be considered for presentation at the 2017 Annual Meeting of Stockholders, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than January 26, 2017 and no later than February 25, 2017. Proposals that are not received in a timely manner will not be presented or voted on at the 2017 Annual Meeting of Stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922.
Berkeley Heights, New Jersey
April 11, 2016
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as amended (other than exhibits thereto), filed with the SEC, which provides additional information about us, is available on the Internet at www.cyclacel.com and is available in paper form to beneficial owners of our stock without charge upon written request to 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, Attention: Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary.

Appendix A
CERTIFICATE OF AMENDMENT
TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
CYCLACEL PHARMACEUTICALS, INC.
Cyclacel Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:
FIRST: On March 23, 2016, the Board of Directors of the Corporation duly adopted resolutions approving the following amendment to the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), declaring said amendment to be advisable and providing for the consideration of such amendment at a special meeting of stockholders of the Corporation.
SECOND: On May 26, 2016, the annual meeting of stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares required by statute were voted in favor of the amendment.
THIRD: Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
FOURTH: Section (C) of Article FOURTH of the Certificate of Incorporation is hereby amended in its entirety to state the following:
“Effective as of  [TIME], New York City time, on [DATE] (the “Effective Time”), each        (      ) shares of Common Stock issued and outstanding or held as treasury shares immediately prior to the Effective Time (the “Old Common Stock”) shall automatically and without any action on the part of the holder thereof be reclassified, combined and converted into one (1) share of Common Stock (the “New Common Stock”) (such reclassification, combination and conversion, the “Reverse Stock Split”). Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued to holders of record of Old Common Stock as of the Effective Time. In lieu thereof, each holder of record of Old Common Stock as of the Effective Time that would otherwise be entitled to receive a fractional share of New Common Stock as a result of the Reverse Stock Split shall be entitled to receive, upon surrender of certificates representing such Old Common Stock, a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the per share closing price of the Common Stock on the business day immediately prior to the Effective Time, as reported by the NASDAQ Stock Market (or if such price is not available, then such other price as determined by the Board of Directors). The ownership of a fractional share of New Common Stock shall not give the holder any voting, dividend or other rights, except the right to receive the cash payment described in the immediately preceding sentence. Whether or not the Reverse Stock Split would result in fractional shares for a holder of record of Old Common Stock as of the Effective Time shall be determined on the basis of the total number of shares of Old Common Stock held by such holder of record as of the Effective Time. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, combined and converted in the Reverse Stock Split (as well as the right to receive cash in lieu of fractional shares as described above); provided, however, that each holder of record of a certificate representing Old Common Stock shall be entitled to receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, combined and converted in the Reverse Stock Split (as well as the right to receive cash in lieu of fractional shares as described above). The New Common Stock issued in the Reverse Stock Split shall have the rights, preferences and privileges as the Common Stock.”
A-1

FIFTH: The foregoing amendment to the Certificate of Incorporation shall be effective as of 12:01 a.m. Eastern Daylight Time on [DATE].
IN WITNESS WHEREOF, Cyclacel Pharmaceuticals, Inc. has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by the undersigned, thereunto duly appointed, this [DATE].
By:
/s/ Spiro Rombotis

Spiro Rombotis
President and Chief Executive Officer
A-2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E05499-P77249

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

CYCLACEL PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class 1 Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Sir John Banham
02) Samuel L. Barker

The Board of Directors recommends you vote FOR proposal 2:

The Board of Directors recommends you vote FOR proposal 3:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E05500-P77249

CYCLACEL PHARMACEUTICALS, INC.
This proxy is solicited by the Board of Directors
Annual Meeting of Stockholders
May 26, 2016

The stockholder(s) hereby appoint(s) each of Spiro Rombotis and Paul McBarron, severally and not jointly, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Cyclacel Pharmaceuticals, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M. Eastern Time on May 26, 2016, at the company's headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E05501-P77249

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CYCLACEL PHARMACEUTICALS, INC.

The Board of Directors does not have a recommendation for voting on the following proposal:

1. Election of Director

Nominee	**For**	**Against**	**Abstain**
1a. Gregory T. Hradsky	☐	☐	☐

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If any other matters properly come before the meeting, the persons named in this proxy will vote in his discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E05502-P77249

CYCLACEL PHARMACEUTICALS, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
May 26, 2016

The stockholder(s) hereby appoint(s) each of Spiro Rombotis and Paul McBarron, severally and not jointly, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Preferred Stock of Cyclacel Pharmaceuticals, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M. Eastern Time on May 26, 2016, at the company's headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side